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                                                                CIGNA INVESTMENT
                                                                      SECURITIES
                                                    ----------------------------

                                                               Semiannual Report
                                                                   June 30, 2003

                                                                          [Logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our commentary for CIGNA Investment Securities (the "Fund") covering the six months ended June 30, 2003 follows.

Market Summary

On a six-month year-to-date basis, the total return of the Lehman Brothers Aggregate Bond Index was 3.93%, compared with a total return of 7.32% on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). Emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high-yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far on a year-to-date basis, with total returns from each market in excess of 18%.

At the beginning of May, the Federal Reserve (Fed) Chairman Greenspan announced that any necessary action would be taken to combat deflationary pressures. Bondholders took this as a sign that the Fed would keep short-term rates low. The 10-year Treasury yield plunged to an inter-generational low of 3.13% on June 13, the lowest level since June 1958, before recovering to end the quarter at 3.53%.

Performance

Returns for the periods ended June 30, 2003 were:

                                Quarter     Six Months
                               ---------   -----------
Fund                              3.88%        5.71%
Lipper Corporate Debt Funds -
   'A' Rated Average              3.12         4.73
Lehman Brothers Aggregate
   Bond Index                     2.50         3.93

The Fund's returns based on the market value of its shares traded on the New York Stock Exchange were 3.26% and 6.90% for the quarter and six months ended June 30, 2003, respectively.

In the first quarter, the Fund benefited from its allocation to high yield and to the overweight allocation to the investment-grade credit sector. The Fund also was helped by the positive issue selection in investment-grade credits and mortgage-backed securities (MBS) for the period.

In the second quarter, the overweight allocation and strong selection in investment-grade corporate bonds were the largest positive contributors to Fund performance. At June 30, 2003, the Fund was 14% overweight to corporate bonds on a duration-adjusted basis. Continued positive issue selection in Yankee and domestic telecommunications companies such as France Telecom, Deutsche Telekom, and Sprint Capital added value. Other sectors that performed well for us included Yankee Banks such as Royal Bank of Scotland and cable names, with Comcast as an example.

In MBS, one of the more consistent and effective strategies that has been undertaken is to purchase securities with better call protection when rates are low. Our underweight in Agency bonds and selection within the sector, especially in Financing Corporation (FICO) bonds (issued to finance the savings and loan banking system bailout), continued to have a positive impact.


Outlook

We continue to favor investment-grade corporate bonds. Despite the extremely strong returns in this sector over the past nine months, we still see further upside, albeit not of the same magnitude. We remain vigilant in our monitoring of individual credits and potential volatility associated with continued accounting and corporate governance issues, potential profit disappointments, and exogenous/geopolitical events. In high yield, we may once again increase our allocation upon clearer signs of economic growth. In the MBS sector, we have moved to an underweight allocation due to our cautious outlook.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

Note: This commentary is not part of the Semiannual Report to Shareholders.

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CIGNA Investment Securities Investments in Securities                          2
June 30, 2003 (Unaudited)

                                                             Principal     Value
                                                                 (000)     (000)
---------------------------------------------------------------------------------
LONG-TERM BONDS - 89.9%
Basic Materials - 0.4%
Abitibi-Consolidated, Inc., 6.00%, 2013                            $135   $  128
Stora Enso Oyj, 7.38%, 2011                                         115      138
Weyerhaeuser Co., 5.25%, 2009                                        90       96
                                                                          ------
                                                                             362
                                                                          ------
Communications & Media - 8.0%
AOL Time Warner, Inc., 6.75%, 2011                                  135      154
AT&T Corp., 8.50%, 2031                                              70       79
AT&T Wireless Services, Inc., 8.13%, 2012                           100      120
British Telecommunications PLC,
   8.88% (coupon change based on rating), 2030                      165      225
Comcast Corp., 5.85%, 2010                                           90       99
Deutsche Telekom International Finance BV,
   8.50%, (coupon change based on rating), 2010                     200      246
   8.75%, (coupon change based on rating), 2030                     480      612
France Telecom SA,
   8.70%, (coupon change based on rating), 2006                      60       68
   9.25%, (coupon change based on rating), 2011                     820    1,032
   10.00%, (coupon change based on rating), 2031                     75      104
Kyivstar GSM, 12.75%, 2005 144A                                     180      198
Koninklijke KPN, NV, 8.00%, 2010                                    655      811
Liberty Media Corp., 5.70%, 2013                                     45       46
News America Holdings, 7.75%, 2045                                  215      256
News America, Inc., 6.75%, 2038                                      30       33
PTC International Finance II SA, 11.25%, 2009                       200      226
Qwest Capital Funding Inc.,
   7.00%, 2009                                                       30       25
   6.50%, 2018                                                       25       18
Speedway Motorsports, Inc., 6.75%, 2013 144A                         80       83
Sprint Capital Corp.,
   6.13%, 2008                                                       70       76
   8.38%, 2012                                                       15       18
   8.75%, 2032                                                      220      263
Tele Communications, Inc.,
   9.80%, 2012                                                      260      344
   7.88%, 2013                                                      385      466
TELUS Corp., 8.00%, 2011                                            280      323

                                                               Principal   Value
                                                                  (000)    (000)
--------------------------------------------------------------------------------
Communications & Media (continued)
Time Warner, Inc.,
   9.13%, 2013                                                   $  615   $  788
   7.57%, 2024                                                       40       45
TPSA Finance BV, 7.75%, 2008 144A                                   220      252
Univision Communications, Inc., 7.85%, 2011                         240      286
Verizon Florida, Inc., 6.13%, 2013                                  110      125
                                                                          ------
                                                                           7,421
                                                                          ------
Consumer & Retail - 2.0%
Ahold Finance USA, Inc., 8.25%, 2010                                220      225
Campbell Soup Co., 5.88%, 2008                                      110      125
Foster's Finance Corp., 6.88%, 2011 144A                            120      142
Heinz (H.J.) Co., 6.38%, 2028                                        10       11
Heinz (H.J.) Finance Co., 6.75%, 2032                               165      197
Kellogg Co., 7.45%, 2031                                            210      266
Kraft Foods, Inc.,
   5.25%, 2007                                                       80       87
   5.63%, 2011                                                      200      218
Kroger Co., 7.50%, 2031                                              35       42
Safeway, Inc., 7.25%, 2031                                           30       34
Sears Roebuck Acceptance Corp., 7.00%, 2032                          45       50
VFB LLC, 10.25%, 2009 (a)                                         2,010      482
                                                                          ------
                                                                           1,879
                                                                          ------
Diversified - 1.5%
Bombardier, Inc., 6.75%, 2012 144A                                  155      159
General Electric Co., 5.00%, 2013                                   420      444
Hutchison Whampoa International Ltd.,
   6.50%, 2013 144A                                                 260      273
ITT Industries, Inc., 7.40%, 2025                                   455      532
                                                                          ------
                                                                           1,408
                                                                          ------
Financial - 13.0%
American Express Credit, Ser.1999-1A, 5.60%, 2006                   900      931
Amvescap PLC, 5.90%, 2007                                           220      240
Bank of America Corp., 7.80%, 2010                                   30       37
BankBoston Corp., 8.25%, 2026                                       130      153
Bayerische Hypo-und Vereinsbank AG,
   8.74%, 2031 144A                                                 300      315

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          3
June 30, 2003 (Unaudited) (Continued)

                                                                Principal  Value
                                                                    (000)  (000)
--------------------------------------------------------------------------------
Financial (continued)
Boeing Capital Corp., 6.10%, 2011                                    $185   $204
CIT Group, Inc.,
   6.50%, 2006                                                        175    191
   6.88%, 2009                                                         55     62
Citigroup, Inc.,
   3.50%, 2008                                                        780    802
   7.25%, 2010                                                        195    236
Countrywide Home Loans, Inc., 5.50%, 2007                              60     66
Credit Suisse First Boston Mortgage Securities Corp.,
   4.63%, 2008                                                        100    107
   Interest Only 7.50%, 2032                                          700     67
   Interest Only 8.00%, 2032                                          850     85
Dresdner Funding Trust I, 8.15%, 2031 144A                            335    369
Fifth Third Bank Michigan, 7.75%, 2010                                315    350
First Union Capital 1, 7.94%, 2027                                     85     99
Ford Motor Credit Co.,
   6.88%, 2006                                                        460    488
   7.38%, 2009                                                        345    362
   7.38%, 2011                                                        190    196
General Motors Acceptance Corp.,
   5.13%, 2008                                                        110    109
   6.88%, 2011                                                        635    637
   7.00%, 2012                                                        125    126
Golden West Financial Corp., 4.13%, 2007                              160    169
Goldman Sachs Group, Inc., 6.88%, 2011                                330    389
Household Finance Corp.,
   4.63%, 2008                                                        110    117
   6.38%, 2011                                                        175    199
   6.38%, 2012                                                        160    182
HVB Funding Trust III, 9.00%, 2031 144A                               100    105
International Lease Finance Corp., 6.38%, 2009                        165    185
Kazkommerts International BV, 8.50%, 2013 144A                        140    139
Korea Development Bank,
   4.25%, 2007                                                         70     72
   5.50%, 2012                                                         15     16
Lehman Brothers Holdings, Inc., 6.63%, 2012                           195    229
Manufacturers & Traders Trust, 8.00%, 2010                            105    130
Middletown Trust, 11.75%, 2010                                        848    850

                                                             Principal     Value
                                                                 (000)     (000)
--------------------------------------------------------------------------------
Financial (continued)
Morgan (J.P.) Co., 6.00%, 2009                                  $  170   $   191
Morgan Stanley Group, Inc., 6.75%, 2011                            230       269
National Rural Utilities Cooperative Finance Corp.,
   5.75%, 2009                                                      90       100
NB Capital Trust IV, 8.25%, 2027                                   125       152
Prudential Funding LLC, 6.60%, 2008                                105       121
Residential Asset Mortgage Products, Inc.,
   Interest Only, 5.75%, 2005                                    1,480        89
Santander Financial Issuances,
   6.80%, 2005                                                      75        82
   6.38%, 2011                                                     160       183
Sovereign Bancorp., Inc., 10.50%, 2006                             975     1,171
Standard Chartered Bank, 8.00%, 2031 144A                          120       152
Union Planters Corp., 6.75%, 2005                                  220       243
Zions Bancorp.,
   Step Coupon (6.50%, 10/15/2006), 2011                           225       250
                                                                         -------
                                                                          12,017
                                                                         -------
Foreign Government - 2.1%
Bulgaria (Republic of),
   Floating Rate, 2.19%, 2024                                      220       213
Quebec (Province of Canada),
   5.50%, 2006                                                     475       520
   7.50%, 2023                                                     430       562
Russian Federation,
   Step Coupon (5.00% to 3/31/07), 2030 144A                       345       335
Ukraine Government, 7.65%, 2013 144A                               110       109
United Mexican States, 8.30%, 2031                                 190       219
                                                                         -------
                                                                           1,958
                                                                         -------
Industrial - 1.9%
BAE Systems Holdings, 6.40%, 2011 144A                             520       582
Lockheed Martin Corp.,
   8.20%, 2009                                                     605       765
   8.50%, 2029                                                     180       245
Systems 2001 Asset Trust LLC, 7.16%, 2011 144A                     190       213
                                                                         -------
                                                                           1,805
                                                                         -------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          4
June 30, 2003 (Unaudited) (Continued)

                                                              Principal    Value
                                                                  (000)    (000)
--------------------------------------------------------------------------------
Insurance - 1.4%
American Re Corp., 7.45%, 2026                                     $120   $  133
AXA SA, 8.60%, 2030                                                  95      122
Monumental Global Funding II, 3.85%, 2008 144A                      210      217
Progressive Corp., 6.25%, 2032                                       40       45
Travelers Property Casualty Corp., 5.00%, 2013                      110      115
XL Capital Europe PLC, 6.50%, 2012                                  190      217
Zurich Capital Trust I, 8.38%, 2037 144A                            380      417
                                                                          ------
                                                                           1,266
                                                                          ------
Medical - 0.3%
Tenet Healthcare Corp., 7.38%, 2013                                 255      246
                                                                          ------
Oil & Gas - 2.0%
Amerada Hess Corp., 7.30%, 2031                                     140      162
Conoco Funding, Co., 6.35%, 2011                                    515      602
Devon Financing Corp. ULC, 6.88%, 2011                              135      158
Duke Energy Field Services LLC,
   5.75%, 2006                                                       40       43
   6.88%, 2011                                                       30       34
Gazprom OAO, 9.63%, 2013 144A                                       120      132
Occidental Petroleum Corp., 7.65%, 2006                             480      542
Petroleos Mexicanos, 9.50%, 2027                                    155      191
                                                                          ------
                                                                           1,864
                                                                          ------
Pharmaceuticals - 0.5%
Lilly (Eli) & Co., 6.77%, 2036                                      355      435
Wyeth, 5.25%, 2013                                                   45       48
                                                                          ------
                                                                             483
                                                                          ------
Transportation - 3.0%
American Airlines, 7.38%, 2016                                      349      164
Burlington Northern Santa Fe, 6.75%, 2029                           175      198
Continental Airlines, Inc., 6.90%, 2017                             376      283
Delta Air Lines, Inc.,
   9.45%, 2006                                                      546      472
   7.90%, 2009                                                      160      127
Federal Express Corp., 7.60%, 2097                                  115      131
Ford Motor Co., 6.38%, 2029                                         110       89
General Motors Corp., 7.13%, 2013                                   130      129
Norfolk Southern Corp., 7.70%, 2017                                 295      377

                                                              Principal    Value
                                                                  (000)    (000)
--------------------------------------------------------------------------------
Transportation (continued)
Union Pacific Corp.,
   7.60%, 2005                                                   $  285   $  314
   5.75%, 2007                                                      210      233
   6.13%, 2012                                                      200      226
                                                                          ------
                                                                           2,743
                                                                          ------
U.S. Government & Agencies - 50.6%
Fannie Mae,
   5.50%, 2017                                                    1,540    1,600
   8.00%, 2030                                                      387      417
   7.00%, 2031                                                    1,161    1,230
   8.00%, 2031                                                      303      325
   6.50%, 2032                                                    4,226    4,408
   7.00%, 2032                                                    2,132    2,253
   6.50%, 2033                                                    1,250    1,303
   Interest Only 7.20%, 2042                                      6,592      135
Financing Corp.,
   Principal Strips from
   9.60%, 2018                                                      220      101
   9.90%, 2018                                                      815      376
   10.00%, 2018                                                     200       96
   8.60%, 2019                                                      450      196
   9.65%, 2019                                                      375      170
   9.70%, 2019                                                      675      304
Freddie Mac,
   6.00%, 2017                                                    1,314    1,367
   4.50%, 2018                                                    1,561    1,596
   5.00%, 2018                                                    2,353    2,433
   6.00%, 2032                                                    4,630    4,800
   7.50%, 2032                                                    1,437    1,527
   5.50%, 2033                                                    3,692    3,814
   Interest Only 9.89%, 2043                                      5,863      163
Ginnie Mae,
   6.50%, 2031                                                      669      703
   6.50%, 2032                                                      481      506
   5.50%, 2033                                                      432      450
   6.00%, 2033                                                      955    1,001

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          5
June 30, 2003 (Unaudited) (Continued)

                                                             Principal     Value
                                                                 (000)     (000)
--------------------------------------------------------------------------------
U.S. Government & Agencies (continued)
U.S. Treasury Bonds,
   8.75%, 2017                                                 $ 1,095   $ 1,639
   6.00%, 2026                                                   2,370     2,833
U.S. Treasury Notes,
   4.63%, 2006                                                   5,040     5,463
   4.38%, 2007                                                   1,540     1,673
   6.00%, 2009                                                   3,290     3,881
   5.00%, 2011                                                     100       112
                                                                         -------
                                                                          46,875
                                                                         -------
Utilities - 3.2%
American Electric Power, Inc., 5.38%, 2010                          40        43
Carolina Power & Light Co., 6.50%, 2012                            105       121
CenterPoint Energy,
   5.70%, 2013 144A                                                130       141
   7.88%, 2013 144A                                                 75        86
Columbus Southern Power Co., 5.50%, 2013 144A                       55        59
Detroit Edison Co.,
   6.13%, 2010                                                     255       291
   6.35%, 2032                                                       5         6
Dominion Resources Inc., 6.25%, 2012                                60        68
DPL, Inc., 8.25%, 2007                                             160       181
Duke Capital Corp., 6.25%, 2013                                     35        37
First Energy Corp.,
   5.50%, 2006                                                     415       445
   6.45%, 2011                                                     115       126
   7.38%, 2031                                                      90       101
Niagara Mohawk Power Co.,
   7.63%, 2005                                                     378       422
Nisource Finance Corp., 7.88%, 2010                                225       266
Ohio Power Co., 5.50%, 2013 144A                                    25        27
Oncor Electric Delivery Co., 7.25%, 2033 144A                      150       177
Pinnacle Partners, 8.83%, 2004 144A                                145       150
Progress Energy, Inc.,
   7.10%, 2011                                                      90       105
   7.00%, 2031                                                      90        99
                                                                         -------
                                                                           2,951
                                                                         -------
Total Long-Term Bonds
   (Cost - $79,058)                                                       83,278
                                                                         -------

                                                 Number of               Value
                                                    Shares               (000)
------------------------------------------------------------------------------
PREFERRED STOCK - 2.0%
Communications & Media - 0.3%
Centaur Funding Corp., 9.08% 144A                      250             $   301
                                                                       -------
Financial - 1.7%
BCI US Funding Trust,
   Step Coupon (8.01% to 7/15/08) 144A                 340                 397
IBJ Preferred Capital Co. LLC,
   Step Coupon (8.79% to 6/30/08) 144A                  95                  95
Natexis AMBS Co. LLC.,
   Step Coupon (8.44% to 6/30/08) 144A                 200                 242
RBS Capital Trust I,
   Step Coupon (4.71% to 7/01/13)                      880                 881
                                                                       -------
                                                                         1,615
                                                                       -------
Total Preferred Stock
   (Cost - $1,816)                                                       1,916
                                                                       -------
SHORT-TERM OBLIGATIONS - 7.9%
Money Market Fund - 7.6%
CIGNA Funds Group - Money Market Fund             7,011,773            $ 7,012
                                                                       -------

                                                 Principal
                                                     (000)
                                                 ---------
U.S. Government - 0.2%
U.S. Treasury Bill,
   1.10%, 10/2/03 (b)                             $    125                 124
   1.17%, 10/2/03 (b)                                   25                  25
                                                                       -------
                                                                           149
                                                                       -------
Utilities - 0.1%
Niagara Mohawk Power Co.,
   7.38%, 2003                                         150                 150
                                                                       -------
Total Short-Term Obligations
   (Cost - $7,312)                                                       7,311
                                                                       -------
TOTAL INVESTMENTS IN SECURITIES - 99.8%
   (Total Cost - $88,186) (d)                                           92,505
Cash and Other Assets Less Liabilities - 0.2%                              135
                                                                       -------
NET ASSETS - 100.0%                                                    $92,640
                                                                       =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          6
June 30, 2003 (Unaudited) (Continued)


----------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates defaulted security.
(b) Pledged as collateral for financial futures contracts. At June 30, 2003, the Fund was long 30, 2-year U.S. Treasury Notes and was short 12, U.S. Treasury Bond futures contracts, 46, 10-year and 20, 5-year U.S. Treasury Note futures contracts, all expiring in September 2003. Net unrealized gain amounted to $110,685. Underlying face values of the long and short positions were $6,480,000 and ($9,214,530), respectively, and underlying market values were $6,488,905 and ($9,112,750), respectively.
(c) A summary of outstanding forward currency contracts, as of June 30, 2003, is as follows:

                                                          Net Unrealized
Settlement     Forward      Foreign       Contract        Appreciation
Date           Contract     Currency      Value           (Depreciation)
------------------------------------------------------------------------
Sells
07/31/03       EURO         2,100,000     $2,307,590      $(102,590)
Buys
07/31/03       EURO         2,910,000     $3,178,187      $ 161,634

    Tax Information
(e) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $88,501,832, was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                          $4,477,022
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                               (473,188)
                                                           ----------
    Unrealized appreciation - net                          $4,003,834
                                                           ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------
 Quality Ratings* of Long-Term Bonds (Unaudited)
            June 30, 2003
                   Value      % of
                   (000)      Value
-----------------------------------
  Aaa/AAA       $48,491        58.2%
  Aa/AA           2,994         3.6
  A/A            10,516        12.6
  Baa/BBB        16,079        19.3
  Ba/BB           3,718         4.5
  B/B               956         1.1
  Below B            42         0.1
  Not Rated         482         0.6
                -------       -----
                $83,278       100.0%
                =======       =====

  *The higher of Moody's or Standard & Poor's Ratings.

--------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    7

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)
(In Thousands)

Assets:
Investments at value                                     $92,505
Cash                                                           1
Interest and dividends receivable                          1,050
Receivable for investments sold                              598
Investments for Trustees' deferred compensation plan         148
Receivable for forward currency contracts                     59
Swap contracts receivable                                     73
Other                                                         12
                                                         -------
      Total assets                                        94,446
                                                         -------
Liabilities:
Payable for investments purchased                          1,501
Deferred Trustees' fees payable                              148
Advisory fees payable                                         38
Audit and legal fees payable                                  34
Futures variation margin payable                              29
Custodian fees payable                                        26
Shareholder reports payable                                   15
Administrative services fees payable                          10
Transfer agent fees payable                                    5
                                                         -------
      Total liabilities                                    1,806
                                                         -------
Net Assets (equivalent to $19.33 per share based on
   4,792,215 shares outstanding; 12,000,000 shares of
   $0.10 par value authorized)                           $92,640
                                                         =======
Components of Net Assets:
Paid-in capital                                          $89,803
Overdistributed net investment income                       (253)
Accumulated net realized loss                             (1,402)
Unrealized appreciation of investments, futures and
   forward contracts                                       4,492
                                                         -------
Net Assets                                               $92,640
                                                         =======
Cost of Investments                                      $88,186
                                                         =======

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest income                                 $2,705
   Dividend Income                                     58
                                                   ------
                                                    2,763
Expenses:
   Investment advisory fees             $225
   Custodian fees                         66
   Shareholder reports                    31
   Auditing and legal fees                30
   Administrative services fees           26
   Transfer agent fees                    27
   Stock exchange fees                    15
   Trustees' fees                         11
   Other                                  16
                                        ----
    Total expenses                       447
                                        ----
Net Investment Income                               2,316
                                                   ------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain from:
    Forward currency contracts                          2
    Futures contracts                                (718)
    Investments                                     1,759
                                                   ------
                                                    1,043
                                                   ------
   Net change in unrealized appreciation
    (depreciation) of:
    Forward currency contracts                         57
    Futures contracts                                 282
    Swaps                                               1
    Investments                                     1,403
                                                   ------
                                                    1,743
                                                   ------
Net Realized and Unrealized Gain
   on Investments                                   2,786
                                                   ------
Net Increase in Net Assets Resulting
   from Operations                                 $5,102
                                                   ======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    8

Statements of Changes in Net Assets
(In Thousands)

                                                 For the Six        For the
                                                 Months Ended      Year Ended
                                                June 30, 2003     December 31,
                                                 (Unaudited)          2002
                                               ---------------   -------------
Operations:
Net investment income                              $ 2,316           $ 3,812
Net realized gain (loss) on investments              1,043              (850)
Net unrealized appreciation (depreciation)
   on investments                                    1,743             4,121
                                                   -------           -------
Net increase in net assets from operations           5,102             7,083
                                                   -------           -------
Dividends and Distributions:
From net investment income                          (2,252)           (4,792)
                                                   -------           -------
 Total dividends and distributions                  (2,252)           (4,792)
                                                   -------           -------
Net Increase in Net Assets                           2,850             2,291
Net Assets:
Beginning of period                                 89,790            87,499
                                                   -------           -------
End of period*                                     $92,640           $89,790
                                                   =======           =======
* includes overdistributed net investment
   income of:                                      $  (253)          $  (317)
                                                   =======           =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    9

Financial Highlights
--------------------------------------------------------------------------------

                                                   For the Six
                                                  Months Ended                   For the Year Ended December 31,
                                                  June 30, 2003  --------------------------------------------------------------
                                                   (Unaudited)       2002      2001(c)       2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  18.74        $ 18.26     $ 18.11     $ 17.79     $  19.24      $ 19.16
Income from investment operations
Net investment income (a)                              0.48          0.80        1.00        1.15          1.18        1.18
Net realized and unrealized gain (loss)
 on investments                                        0.58          0.68        0.39        0.37         (1.42)       0.16
                                                   --------        -------     -------     -------     --------      -------
Total from investment operations                       1.06          1.48        1.39        1.52         (0.24)       1.34
                                                   --------        -------     -------     -------     --------      -------
Less dividends and distributions:
Dividends from net investment income                  (0.47)         (1.00)      (1.24)      (1.20)       (1.18)       (1.20)
Distributions from net realized capital gains            --             --          --          --        (0.03)       (0.06)
                                                   --------        -------     -------     -------     --------      -------
Total dividends and distributions                     (0.47)         (1.00)      (1.24)      (1.20)       (1.21)       (1.26)
                                                   --------        -------     -------     -------     --------      -------
Net asset value, end of period                     $  19.33        $ 18.74     $ 18.26     $ 18.11     $  17.79      $ 19.24
                                                   ========        =======     =======     =======     ========      =======
Market value, end of period                        $  17.43        $ 16.75     $ 16.42     $ 16.06     $  14.19      $ 17.31
                                                   ========        =======     =======     =======     ========      =======
Total Investment Return:
Per share market value                                 6.90%(d)       8.20%      10.10%      22.33%      (11.41)%       6.95%
Per share net asset value (b)                          5.71%(d)       8.39%       7.81%       8.92%       (1.23)%       7.22%
Ratios to Average Net Assets
Expenses                                               0.99%(e)       1.04%       0.97%       0.94%        0.91%        0.92%
Net investment income                                  5.06%(e)       4.35%       5.39%       6.58%        6.36%        6.14%
Portfolio Turnover                                      102%(d)        393%        336%        319%         110%          81%
Net Assets, End of Period (000 omitted)            $ 92,640        $89,790     $87,499     $86,789     $ 85,230      $92,202

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d) Not annualized
(e) Annualized

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     10
(Unaudited)

1. Organization. CIGNA Investment Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e. TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     11
(Unaudited) (Continued)

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in high yield bonds i.e., fixed income securities rated below investment-grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     12
(Unaudited) (Continued)

downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of June 30, 2003, the Fund had the following outstanding swap agreements:

                                                  Spread                   Unrealized
                                     Notional     (Basis   Termination   Appreciation/
 Counterparty        Index            Amount     Points)       Date      (Depreciation)
---------------------------------------------------------------------------------------
Bear Stearns   Bear Stearns High
               Yield Index        $  390,000       75       07/01/03        $    0
Bear Stearns   Bear Stearns High
               Yield Index        $  260,000     57.5       09/01/03        $   77
Bear Stearns   Bear Stearns High
               Yield Index        $   40,000       10       10/01/03        $   65
Lehman         Lehman US High
Brothers       Yield Index        $1,220,000       85       11/01/03        $ (402)
Bear Stearns   Bear Stearns High
               Yield Index        $  690,000      (10)      12/01/03        $2,463
Lehman         Lehman US High
Brothers       Yield Index        $   20,000        5       12/01/03        $   59

The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2002, the Fund had a post-October loss of $39,921. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     13
(Unaudited) (Continued)

Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $941,078, increased accumulated net realized gain (loss) by $888,049 and decreased paid in capital by $53,029.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, and as approved by the shareholders at the shareholder meeting of April 30, 2002, the Fund may invest excess cash, up to 25% of the Fund's total assets, in the affiliated CIGNA Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the Fund as a result of its investment in MMF. For the six months ended June 30, 2003, TimesSquare waived $11,102 of its advisory fee payable by the Fund. Income distributions from MMF, which amounted to $28,249 for the six months ended June 30, 2003 are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2003, the Fund paid or accrued $25,801.

4. Trustees' Fees. Trustees' fees represent remuneration incurred for trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities for the six months ended June 30, 2003, were as follows (excluding short-term obligations):

                                    Cost of       Proceeds From
                                  Securities       Securities
                                   Purchased          Sold
                                --------------   --------------
Bonds                           $19,151,471      $16,386,607
U.S. Government Obligations      67,089,458       68,000,075
                                -----------      -----------
                                $86,240,929      $84,386,682
                                ===========      ===========

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   14

Trustees
Russell H. Jones
Senior Vice President, Chief Investment Officer, and Treasurer, Kaman
Corporation

Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services and TimesSquare Capital Management, Inc.

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal Diocese of Connecticut

Carol Ann Hayes
Director and Chair of Audit Committee, Reed and Barton Corporation

David P. Marks
Chief Investment Officer, CIGNA Retirement & Investment Services

Officers
Richard H. Forde
Chairman of the Board and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
Matters Submitted to a Vote of Shareholders


The Annual Meeting of the Shareholders of CIGNA Investment Securities (the "Trust") was held on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time.

Six Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                For           Vote Withheld
                        ------------------   --------------
  Richard H. Forde          3,959,810.824       82,644.006
  Carol Ann Hayes           3,953,928.522       88,526.308
  Russell H. Jones          3,963,227.088       79,227.742
  David P. Marks            3,955,971.522       86,483.308
  Paul J. McDonald          3,954,637.522       87,817.308
  Marnie W. Mueller         3,956,946.497       85,508.333

There were no broker non-votes with respect to this matter submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

--------------------------------------------------------------------------------
CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford,
Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic
Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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